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                                                                     EXHIBIT 1.1

        NOT VALID UNLESS COUNTERSIGNED BY TRANSFER AGENT
      INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                                           CUSIP NO. 147568 10 2

     NUMBER                                                         SHARES


CASH SYSTEMS, INC.

AUTHORIZED COMMON STOCK: 50,000,000 SHARES
        PAR VALUE: $.001




THIS CERTIFIES THAT



IS THE RECORD HOLDER OF



          --Shares of CASH SYSTEMS, INC. Common Stock--

Transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

         Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

                                        Countersigned & Registered:
                                        AMERICAN REGISTRAR & TRANSFER CO.
                                        P.O. BOX 1798 o Salt Lake City, UT 84110


                                        By
                                           ------------------------------
                                           Registrar Authorized Signature


/s/ CHRISTOPHER S. LARSEN       (CASH SYSTEMS, INC.         /s/ CRAIG POTTS
-------------------------    CORPORATE SEAL OF DELAWARE)    --------------------
SECRETARY                                                   PRESIDENT



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
Notice:  Signature must be guaranteed by a firm which is a member of a registered national stock exchange, or by
         a bank (other than a saving  bank), or a trust company.   The following abbreviations, when used in the
         inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

         TEN COM -- as tenants in common                   UNIF GIFT MIN ACT -- Custodian
         TEN ENT -- as tenants by the entireties              (Cust)             (Minor)
         JT TEN -- as joint tenants with right of             under Uniform Gifts to Minors
         survivorship and not as tenants in common            Act..........................
                                                                         (State)

                  Additional abbreviations may also be used though not in the above list.

         For Value Received, __________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

         _____________


_____________________________________________________________________________________________________________

_____________________________________________________________________________________________________________

_____________________________________________________________________________________________________________

____________________________________________________________________________________________________ Shares of
the capital stock represented by the within certificate, and do hereby irrevocably constitute and appoint


_____________________________________________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


Dated  _______________________



                           ___________________________________________________________
                           NOTICE: the signature to the assignment must correspond with the name as written upon the face of the certificate in every particular without alteration or enlargement or any change whatever



                         CURRENT TRANSFER FEE APPLICABLE

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